UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

NANOGEN, INC.

(Exact name of registrant specified in its charter)

Delaware	000-23541	33-0489621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10398 Pacific Center Court, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (858) 410-4600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 10, 2006, Nanogen, Inc. (“we” or “us”) entered into what is sometimes referred to as an equity line of credit arrangement with Azimuth Opportunity Ltd. (“Azimuth”). Specifically, we entered into a Common Stock Purchase Agreement with Azimuth (the “Purchase Agreement”), which provides that, upon the terms and subject to the conditions set forth therein, Azimuth is committed to purchase up to such number of shares of our common stock equal to the lesser of (i) $25,000,000.00 worth of our common stock and (ii) the number of shares which, together with shares issuable upon conversion of our promissory note delivered in connection with our recent acquisition of the diagnostic business of Amplimedical S.p.A (see our Form 8-K filed on April 25, 2006 for a description of the acquisition) is one less than twenty percent (20%) of the issued and outstanding shares of our common stock as of April 19, 2006. The term of the Purchase Agreement is 18 months. During this period, we may, from time to time and at our sole discretion, present Azimuth with draw down notices to purchase our common stock at a price that is calculated pursuant to a pricing matrix over 10 consecutive trading days, or such other period mutually agreed upon by us and Azimuth. We are able to present Azimuth with up to 24 draw down notices during the term of the Purchase Agreement, with a minimum of five trading days required between each draw down period. Only one draw down is allowed in each draw down pricing period, unless otherwise mutually agreed upon by us and Azimuth.

Once presented with a draw down notice, Azimuth is required to purchase a pro rata portion of the shares on each trading day during the 10-day trading period on which the daily volume weighted average price for our common stock exceeds a threshold price for such draw down determined by us. The per share purchase price for these shares equals the daily volume weighted average price of our common stock on each date during the draw down period on which shares are purchased, less a discount ranging from approximately 3.8% to 5.8%, based on our market capitalization. Each draw down will be settled on the second trading day following the last trading day of each pricing period. If the daily volume weighted average price of our common stock falls below the threshold price on any trading day during a draw down period, the Purchase Agreement provides that Azimuth will not be required to purchase the pro-rata portion of shares of common stock allocated to that day. However, at its election, Azimuth could buy the pro-rata portion of shares allocated to that day at the threshold price less the discount described above.

The Purchase Agreement also provides that from time to time and at our sole discretion we may grant Azimuth the right to exercise one or more call options to purchase additional shares of our common stock during each draw down pricing period for the amount that we specify. Upon Azimuth’s exercise of the call option, we would sell to Azimuth the shares of our common stock subject to the call option at a price equal to the greater of the daily volume weighted average price of our common stock on the day Azimuth notifies us of its election to exercise its call option or the threshold price for the call option determined by us, less a discount ranging from approximately 3.8% to 5.8%, based on our market capitalization.

In addition to our issuance of shares of common stock to Azimuth pursuant to the Purchase Agreement, our Registration Statement on Form S-3 (File No. 333-125975), together with the related registration statement filed by us pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on May 9, 2006 (collectively, the “Registration Statement”) will cover the sale of those shares from time to time by Azimuth to the public. Azimuth is an “underwriter” within the meaning of Section 2(a)(11) of Securities Act of 1933, as amended (the “Securities Act”)

Azimuth has informed us that, unless it notifies us that it will use a different broker-dealer and we have filed a prospectus supplement to our Registration Statement, it will use an unaffiliated broker-dealer to effectuate all sales, if any, of common stock that it may purchase from us pursuant to the Purchase Agreement. Such sales will be made on the Nasdaq National Market at prices and at terms then prevailing or at prices related to the then current market price. Each such unaffiliated broker-dealer will be an underwriter within the meaning of Section 2(a)(11) of the Securities Act. Azimuth has informed us that each such broker-dealer will receive commissions from Azimuth which will not exceed customary brokerage commissions. Azimuth also will pay other expenses associated with the sale of the common stock it acquires pursuant to the Purchase Agreement.

The shares of common stock may be sold in one or more of the following manners:

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers; or

•	a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction.

Azimuth has agreed that during the term of and for a period of ninety (90) days after the termination of the Purchase Agreement, neither Azimuth nor any of its affiliates will, directly or indirectly, sell any of our securities except the shares that it owns or has the right to purchase pursuant to the provisions of a draw down notice. Azimuth has agreed that during the periods listed above it will not enter into a short position with respect to shares of our common stock except that Azimuth may sell shares that it is obligated to purchase under a pending draw down notice but has not yet taken possession of so long as Azimuth covers any such sales with the shares purchased pursuant to such draw down notice. Azimuth has further agreed that during the periods listed above it will not grant any option to purchase or acquire any right to dispose or otherwise dispose for value of any shares of our common stock or any securities convertible into, or exchangeable for, or warrants to purchase, any shares of our common stock, or enter into any swap, hedge or other agreement that transfers, in whole or in part, the economic risk of ownership of our common stock, except for the sales permitted by the prior two sentences.

In addition, Azimuth and any unaffiliated broker-dealer will be subject to liability under the federal securities laws and must comply with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including without limitation, Rule 10b-5 and Regulation M under the Exchange Act. These rules and regulations may limit the timing of purchases and sales of shares of common stock by Azimuth or any unaffiliated broker-dealer. Under these rules and regulations, Azimuth and any unaffiliated broker-dealer:

•	may not engage in any stabilization activity in connection with our securities;

•	must furnish each broker which offers shares of our common stock covered by the prospectus that is a part of our Registration Statement with the number of copies of such prospectus and any prospectus supplement which are required by each broker; and

•	may not bid for or purchase any of our securities or attempt to induce any person to purchase any of our securities other than as permitted under the Exchange Act.

These restrictions may affect the marketability of the shares of common stock by Azimuth and any unaffiliated broker-dealer.

We have agreed to indemnify and hold harmless Azimuth, any unaffiliated broker-dealer and each person who controls Azimuth or any unaffiliated broker-dealer against certain liabilities, including liabilities under the Securities Act, which may be based upon, among other things, any untrue statement or alleged untrue statement of a material fact contained in or incorporated by reference in our Registration Statement, or any omission or alleged omission to state in the Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, unless made or omitted in reliance upon written information provided to us by Azimuth or any unaffiliated broker-dealer.

We have agreed to pay up to thirty five thousand dollars ($35,000) of Azimuth’s reasonable attorneys’ fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by Azimuth in connection with the preparation, negotiation, execution and delivery of the Purchase Agreement. We have also agreed to pay all reasonable fees and expenses incurred by Azimuth in connection with any amendments, modifications or waivers of the Purchase Agreement. Further, we have agreed that if we issue a draw down notice and fail to deliver the shares to Azimuth on the applicable settlement date, and such failure continues for ten trading days, we will pay Azimuth liquidated damages in cash or restricted shares of our common stock, at the option of Azimuth.

Azimuth has agreed to indemnify and hold harmless us and each of our directors, officers and persons who control us against certain liabilities, including liabilities under the Securities Act, which may be based upon, among other things, an untrue statement, alleged untrue statement, omission or alleged omission, included in the prospectus that forms a part of our Registration Statement or any prospectus supplement or any amendment or supplement to such prospectus or any prospectus supplement in reliance upon, and in conformity with, written information furnished by Azimuth to us for inclusion in such prospectus or prospectus supplement, or any omission or alleged omission to state in such prospectus or any prospectus supplement or any amendment or supplement to such prospectus or any prospectus supplement a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, the untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon, and in conformity with, written information provided to us by Azimuth.

Upon each sale of our common stock to Azimuth under the Purchase Agreement, we have also agreed to pay Reedland Capital Partners, an Institutional Division of the Financial West Group, member NASD/SIPC, a placement fee equal to one and one-eighth of one percent (1.125%) of the aggregate dollar amount of common stock purchased by Azimuth. We have agreed to indemnify and hold harmless Reedland Capital Partners against certain liabilities, including liabilities under the Securities Act.

The foregoing descriptions are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

* * * * *

Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements relate to future events or our future clinical or product development, financial performance, regulatory review of our products or product candidates, or commercialization efforts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as may be amended or updated from time to time by our future filings under the Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements.

Item 7.01	Regulation FD Disclosure

On May 10, 2006, Nanogen issued a press release announcing the signing of the Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report:

10.1	Common Stock Purchase Agreement dated May 10, 2006 between Nanogen, Inc. and Azimuth Opportunity Ltd.

99.1	Press Release dated May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOGEN, INC.

Date: May 10, 2006	By:	/s/ Robert Saltmarsh
	Name:	Robert Saltmarsh
	Title:	Chief Financial Officer